GOLDMAN SACHS TRUST II

Class A, Class C, Institutional, Class IR, Class R and Class T Shares of the Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”)

Supplement dated March 24, 2017 to the

Prospectus dated February 28, 2017

Pursuant to action taken by the Board of Trustees of Goldman Sachs Trust II, Emso Asset Management Limited will now serve as an Underlying Manager of the Fund.

Effective immediately, the Fund’s Prospectus is revised as follows:

The following replaces the third paragraph under “Goldman Sachs Multi-Manager Alternatives Fund—Summary—Portfolio Management”:

As of the date of the Prospectus, Acadian Asset Management LLC (“Acadian”), Algert Global LLC (“Algert”), Ares Capital Management II LLC (“Ares”), Atreaus Capital, LP (“Atreaus”), Brigade Capital Management, LP (“Brigade”), Corsair Capital Management, L.P. (“Corsair”), Emso Asset Management Limited (“Emso”), First Pacific Advisors, LLC (“FPA”), Graham Capital Management, L.P. (“GCM”), New Mountain Vantage Advisers, L.L.C. (“New Mountain Vantage”), One River Asset Management, LLC (“One River”), QMS Capital Management LP (“QMS”), Russell Investments Implementation Services, LLC (“RIIS”), Sirios Capital Management, L.P. (“Sirios”), Wellington Management Company LLP (“Wellington”) and YG Partners, LLC (“YG Partners”) are the Underlying Managers (investment subadvisers) for the Fund. Each of Atreaus, GCM and One River also serves as the Underlying Manager for an MMA Subsidiary.

The following is added below “Corsair Capital Management, L.P.” under “Service Providers—Investment Subadvisers (Underlying Managers)” in the Prospectus:

Emso Asset Management Limited

Emso Asset Management Limited (“Emso”), located at Iron Trades House, 21 Grosvenor Place, London SW1X 7HN, United Kingdom, an investment adviser registered with the SEC and a Commodity Pool Operator and Commodity Trading Advisor registered with the Commodity Futures Trading Commission (CFTC) and National Futures Association (NFA), is a research-driven investment firm that focuses on investing in emerging markets. The firm had approximately $3.3 billion of assets under management as of February 28, 2017. With respect to the Fund, the firm manages an allocation within the Tactical Trading strategy.

This Supplement should be retained with your Prospectus for future reference.

MMALTUMCHG 03-17